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                                                               EXHIBIT 10.32


                               FIFTH AMENDMENT

         FIFTH AMENDMENT, dated as of June 16, 1998 (this "Fifth Amendment"), to the Credit Agreement, dated as of September 30, 1996 (as amended by the Global Amendment and Assignment and Acceptance, dated as of October 9, 1996, the Second Amendment, dated as of April 23, 1997, the Third Amendment dated as of May 13, 1997, the Fourth Amendment dated as of June 15, 1997, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RIGCO NORTH AMERICA, L.L.C., a Delaware limited liability company (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as Advisor, Syndication Agent and Arranger, HIBERNIA NATIONAL BANK, as Collateral and Documentation Agent and BHF-BANK AKTIENGESELLSCHAFT, as Administrative Agent.

                              W I T N E S S E T H

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower;

         WHEREAS, DeepTech and El Paso Natural Gas Company ("El Paso") have entered into an Agreement and Plan of Merger dated February 27, 1998 (the "Merger Agreement") and DeepTech, El Paso and certain of their affiliates have entered, or will enter, into certain additional agreements (along with the Merger Agreement, the "Reorganization Documents") pursuant to which (i) DPSI and its Subsidiaries will become Subsidiaries of Tatham Offshore, Inc. ("TOFF") as a result of DeepTech's contribution to TOFF of 100% of the Capital Stock of DPSI and all of the then remaining indebtedness owed from DPSI to DeepTech (the "Contribution"), (ii) the tax basis in the Pincay will be "stepped-up" by up to $48 million in the Step-Up Transactions (as hereinafter defined), (iii) DeepTech will spin-off TOFF pursuant to a rights offering (the "Rights Offering") to the DeepTech stockholders (the "Spin-Off"), (iv) El Paso will acquire DeepTech pursuant to a merger (the "Merger") and (v) the Management Agreement may be amended and assigned to TOFF or terminated and replaced (hereinafter, the transactions described in or contemplated by this recital or the Reorganization Documents may be referred to as the "Reorganization Transactions");

         WHEREAS, the Lenders' consent is required with respect to certain aspects of the Reorganization Transactions, including, without limitation, DeepTech no longer being affiliated with the Borrower and the Borrower transferring certain of its assets to an affiliate in connection with the Step-Up Transactions;

         WHEREAS, the Borrower desires to effect the Reorganization Transactions while maintaining the existence of the Credit Agreement;

         WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;


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         NOW, THEREFORE, the parties hereto agree as follows:

         1. DEFINED TERMS. As used herein, terms defined in this Fifth Amendment or in the Credit Agreement are used herein as so defined.

         2. AMENDMENT TO SUBSECTION 1.1 (DEFINED TERMS). Subsection 1.1 of the Credit Agreement is hereby amended as follows:

                 (i) adding the following definitions:.

                          "First Amendment to Deed of Covenants": the First Amendment to Deed of Covenants dated as of even date with the First Amendment to Ship Mortgage between the Borrower and the Collateral and Documentation Agent.

                          "First Amendment to Ship Mortgage": the First Amendment to Ship Mortgage and related First Amendment to Deed of Covenants dated as of even date with the Fifth Amendment issued by the Borrower in favor of the Collateral and Documentation Agent, as the same may be modified from time to time, granting a mortgage on the Borrower's 25% undivided interest in the Pincay to secure the Borrower's obligations under this Agreement, which Ship Mortgage and Deed of Covenants shall be substantially in the form of the Ship Mortgage and related Deed of Covenants initially executed by the Borrower granting a mortgage on the Pincay.

                          "Fifth Amendment": the Fifth Amendment, dated as of June 16, 1998, to this Agreement.

                          "First Amendment to Parent Pledge Agreement": the First Amendment to Parent Pledge Agreement dated as of even date with the Fifth Amendment executed and delivered by FPS V in favor of the Lenders.

                          "FPS V/FPS VI Guarantee": the Guarantee dated as of even date with the Fifth Amendment issued by FPS V and FPS VI in favor of the Lenders.

                          "FPS V Acquisition, Assignment and Assumption Agreement": the Acquisition, Assignment and Assumption dated as of even date with the Fifth Amendment between FPS V and the Borrower.

                          "FPS V Purchase Note": the Promissory Note dated as of even date with the Fifth Amendment issued by FPS V in favor of the Borrower in the original principal amount of $15 million.

                          "FPS VI": FPS VI, L.L.C., a Delaware limited liability company formed and initially owned by the Borrower.




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                          "FPS VI Contribution and Assumption Agreement": the
                          Contribution and Assumption Agreement dated as of even date with the Fifth Amendment between FPS VI and the Borrower.

                          "FPS VI Deed of Covenants": the Deed of Covenants dated as of even date with the FPS VI Ship Mortgage between FPS VI and the Collateral and Documentation Agent.

                          "FPS VI Security Agreement": the Security Agreement dated as of even date with the Fifth Amendment issued by FPS VI in favor of the Collateral and Documentation Agent.

                          "FPS VI Ship Mortgage": the Ship Mortgage and related Deed of Covenants dated as of even date with the Fifth Amendment issued by FPS VI in favor of the Collateral and Documentation Agent, as the same may be modified from time to time, granting a mortgage on FPS VI's 75% undivided interest in the Pincay to secure FPS VI's obligations under the FPS V/FPS VI Guarantee, which Ship Mortgage and Deed of Covenants shall be substantially in the form of the Ship Mortgage and related Deed of Covenants initially executed by the Borrower granting a mortgage on the Pincay.

                          "Merger Agreement": as defined in the recitals to the Fifth Amendment.

                          "Pincay Assets and Liabilities": the assets and liabilities which will be transferred from the Borrower to (i) FPS VI in connection with the Step-Up Transactions, including, without limitation, a 75% undivided interest in the Pincay and related equipment and 75% of the Borrower's rights, title and interest in, and obligations with respect to, the related equipment, and any agreements, documents or instruments related to any of the foregoing, and (ii) FPS V in connection with the Step-Up Transactions, including, without limitation, the Capital Stock of FPS VI, $42,281,250 of the PIK Note, the FPS V Purchase Note and any agreements, documents or instruments related to the foregoing.

                          "PIK Note": The Subordinated Promissory Note dated September 30, 1996 issued by the Borrower, as maker, in favor of DPSI, as lender, in the original principal amount of $40,055,853.

                          "Reorganization Documents": as defined in the recitals to the Fifth Amendment.

                          "Reorganization Transactions": as defined in the recitals to the Fifth Amendment.

                          "Rights Offering": as defined in the recitals to the Fifth Amendment.




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                          "Step-Up Transactions":  the series of transactions
                          pursuant to which (i) the Pincay Assets and Liabilities will be transferred from the Borrower to FPS V and FPS VI, (ii) FPS V will give $57,281,250 in consideration to the Borrower in the form of the assumption of $42,281,250 of the PIK Note and the issuance of the FPS V Purchase Note, and (iii) all of the Capital Stock of FPS VI will be transferred to FPS V.

                          "Step-Up Transactions Loan Documents": the FPS V/FPS VI Guarantee, FPS VI Security Agreement, First Amendment to Parent Pledge Agreement, FPS VI Ship Mortgage, FPS VI Deed of Covenants, First Amendment to Ship Mortgage and First Amendment to Deed of Covenants.

                          "TOFF": as defined in the recitals to the Fifth Amendment.

                (ii) amending the definition of the term "Asset Sale" by adding at the end thereof, after the phrase "Subsidiary of the Borrower" and before the period, the phrase, "or FPS VI, except for any sale, lease, sale-leaseback, assignment or other disposition made as a part of the Step-Up Transactions.

                (iii) amending the definition of the term "Change of Control" by deleting subpart (a) of such definition and substituting in lieu thereof the following:

                          (a) other than pursuant to the Rights Offering, the acquisition by any Person or two or more Persons acting in concert (other than the management of TOFF as of date hereof or of the closing date of the Rights Offering) of beneficial ownership (within the meaning of Rule 13d-3, promulgated by the Securities and Exchange Commission and now in effect under the Securities Exchange Act of 1934, as amended) of 50% or more of the issued and outstanding shares of voting stock of TOFF;

                (iv) further amending the definition of the term "Change of Control" by deleting the term "DeepTech" each time it appears therein and substituting in lieu thereof the term, "TOFF".

                (v) amending the definition of the term "Deed of Covenants" by adding the phrase "or, as applicable, FPS VI" after the word "Borrower".

                (vi) amending the definition of the term "Excess Cash Flow" by, with respect to the items (i)-(iv) added to Net Income to arrive at Excess Cash Flow, deleting the word "and" before "(iv)", and at the end of the phrase contained in "(iv)" adding the following phrase:




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                      and (v) amounts payable to the Borrower pursuant to the
                      FPS V Purchase Note.

                (vii) amending the definition of the term "Loan Documents" to include the Step-Up Transactions Loan Documents.

                (viii) amending the definition of the term "Loan Parties" to include FPS VI.

                (ix) amending the definition of the term "Management Agreement" by adding at the end thereof, after the term "hereof" and before the period, the phrase, ", as such agreement may be amended or replaced in connection with the Reorganization Transactions to reflect that TOFF or one of its Affiliates, and not DeepTech, will be providing the services provided for therein".

                (x) amending the definition of the term "Permitted Issuances" by deleting the word "and" before "(iii)" and adding the following phrase to the end of such definition: ", and (iv) the issuance of Capital Stock by FPS VI in exchange for the contribution of an interest in the Pincay in connection with the formation thereof.

                (xi) amending the definition of "Pincay" by replacing the term "Mortgage" each time it appears therein with the term "Mortgages".

                (xii) amending the definition of "Ship Mortgages" to, first, add after "(ii)" and before the word "the" the following phrase:

                      ", as applicable, either (a)"

                 and, second, to add the following phrase immediately before the period:

                      "or (b)  the FPS VI Ship Mortgage."

         3. AMENDMENT TO SUBSECTION 2.5 (MANDATORY PREPAYMENT). Subsection (a) of Subsection 2.5 of the Credit Agreement is hereby amended by adding after the phrase "any of its Subsidiaries" and before the word "shall," the phrase "or FPS VI."

Subsection (b) of Subsection 2.5 of the Credit Agreement is hereby amended by adding after the phrase "any of its Restricted Subsidiaries" and before the word "shall," the phrase "or FPS VI."

         4. AMENDMENT TO SUBSECTION 3.13 (ERISA). Subsection 3.13 of the Credit Agreement is hereby amended by deleting the term "DeepTech" therefrom and substituting in lieu thereof, the term "TOFF".

         5. AMENDMENT TO SUBSECTION 3.19 (MAJORITY-OWNED SUBSIDIARY). Subsection 3.19 of the Credit Agreement is hereby amended by deleting the term "DeepTech" therefrom and substituting in lieu thereof, the term "TOFF".




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         6.      AMENDMENT TO SUBSECTION 6.1 (FINANCIAL CONDITION COVENANTS).
Subsection 6.1 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: "For purposes of the financial condition covenants in this subsection 6.1, the financial condition and results of FPS VI shall be deemed to be included with the Borrower's financial condition and results."

         7. AMENDMENT TO SUBSECTION 6.5 (LIMITATION OF FUNDAMENTAL CHANGES). Subsection 6.5 of the Credit Agreement is hereby amended by adding after the phrase "method of conducting business" and before the period, the phrase ", except in connection with the Step-Up Transactions".

         8. AMENDMENT TO SUBSECTION 6.6 (LIMITATION OF SALE OF ASSETS). Subsection 6.6 of the Credit Agreement is hereby amended by adding after the term "Subsidiary" and before the comma immediately thereafter in the second line thereof the phrase, "and except in connection with the Step-Up Transactions".

         9. AMENDMENT TO SUBSECTION 6.9 (LIMITATION ON INVESTMENTS, LOANS AND ADVANCES). Subsection 6.9 of the Credit Agreement is hereby amended by adding after the parenthetical "(all of which shall be funded with the proceeds of Permitted Issuances)" and before the period, the following:

                 "; and

                 (d) in connection with the Step-Up Transactions".

         10. AMENDMENT TO SUBSECTION 6.10 (LIMITATION OF OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS). Subsection 6.10 of the Credit Agreement is hereby amended by (a) adding at the beginning thereof, before the phrase "Make any optional payment", the phrase, "Except in connection with the Step-Up Transactions" and (b) adding at the end thereof the following new paragraph (c):

                 "or (c) amend, modify or change or consent or agree to any amendment, modification or change to any of the terms of the FPS V Purchase Note."

         11. AMENDMENT TO SUBSECTION 6.11 (LIMITATION ON TRANSACTIONS WITH AFFILIATES). Subsection 6.11 of the Credit Agreement is hereby amended by adding to the third line thereof, after the phrase, "such transaction is" and before the subparagraph "(a)", the phrase, "(i) in connection with or a part of the Step-Up Transactions, or (ii)".

         12. AMENDMENT TO SUBSECTION 6.16 (OTHER MODIFICATIONS). Subsection 6.16 of the Credit Agreement is hereby amended by beginning such Subsection with the phrase "Except to the extent done in connection with the Reorganization Transactions,".

         13.     AMENDMENT TO SECTION 7 (EVENTS OF DEFAULT).  Subsection (c) of
Section 7 of the Credit Agreement is hereby amended by deleting the word "either" after the "(ii)" and replacing it with the word "any" and adding to the end thereof the following phrase:




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                 "or (iii) Sections 4.4, 5.5, or 6.4 of the FPS VI Security
                 Agreement or Section 10 of the FPS V/FPS VI Guarantee".

Subsections (e) and (f) of Section 7 of the Credit Agreement are hereby amended by deleting therefrom the term "DeepTech" each time it appears therein and substituting in lieu thereof the term "TOFF".

Subsection (f) of Section 7 of the Credit Agreement is hereby amended by adding the words "or FPS VI" after the words "or any Pledgor" each time they appear therein.

Section 7 of the Credit Agreement is hereby amended by adding a "Subsection (m)" that reads as follows:

                 "The FPS V/FPS VI Guarantee shall cease, for any reason to be in full force and effect, or FPS V or FPS VI shall so assert."

         14. AMENDMENT TO SUBSECTION 9.2 (NOTICES). Subsection 9.2 of the Credit Agreement is hereby amended by deleting the first and second lines in the address for the Borrower or any of its Subsidiaries set forth therein and replacing such lines with, "c/o Tatham Offshore, Inc., 7400 Chase Tower".

         15. CONSENT. The Lenders hereby consent to the Reorganization Transactions and waive any Default or Event of Default occurring or otherwise existing within seven days after the Effective Date that might arise under the Credit Agreement or any other Loan Document as a result of the execution and delivery of the Reorganization Documents or the performance of the obligations thereunder or the consummation of the Reorganization Transactions.

         16. EFFECTIVENESS. The amendments provided for herein shall become effective on the date (the "Effective Date") of satisfaction of the following conditions precedent:

                 (a) The Administrative Agent shall have received counterparts of this Fifth Amendment, duly executed and delivered by the Borrower and each of the other parties hereto.

                 (b) The Administrative Agent shall have received the executed legal opinion of Akin, Gump, Strauss, Hauer & Feld, counsel to the Borrower in form and substance satisfactory to the Administrative Agent in its reasonable discretion.

                 (c) The Administrative Agent shall have received the executed legal opinion of Graham, Thompson & Co., Nassau, special counsel to the Administrative Agent with respect to matters of Bahamian law.

                 (d) The execution and delivery of the Step-Up Transactions Loan Documents.

         17. REPRESENTATIONS AND WARRANTIES. After giving effect to the amendments, terms and provisions contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit




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Agreement; provided (i) that each reference in Section 3 to "this Agreement"
shall be deemed to be a reference both to this Fifth Amendment and to the Credit Agreement as amended by this Fifth Amendment, (ii) that representations and warranties contained in such Section 3 stated to refer to a specific earlier date shall be true and correct in all material respects as of such earlier date, (iii) that such confirmation, reaffirmation and restatement shall include disclosures made by the Borrower prior to the Effective Date as if such disclosures were (and such disclosures are hereby incorporated as if) set forth fully herein, and (iv) with respect to the representations and warranties set forth in Subsection 3.2 ("No Change"), the relevant reference date shall be changed from September 30, 1996 to June 30, 1997. The Borrower represents and warrants that this Amendment, TOFF's Form S-1 and El Paso Natural Gas Company's Form S-4, each filed with the Securities and Exchange Commission on April 10, 1998, and the other disclosures made to LCPI and the legal counsel of the Lenders describe the material aspects of the Reorganization Transactions.

         18. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended or waived hereby or as required to be consistent with the provisions hereof, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. Except as expressly provided herein or required to be consistent with the provisions hereof, the amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

         19. COSTS AND EXPENSES. The Borrower agrees to pay the reasonable costs and expenses of the Administrative Agent, the Collateral and Documentation Agent and the Arranger in connection with this Fifth Amendment, including without limitation, legal fees and expenses.

         20. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

         21. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.]




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         IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       RIGCO NORTH AMERICA, L.L.C.


                                       ----------------------------------
                                       Dennis A. Kunetka
                                       Senior Vice President

                                       BHF-BANK AKTIENGESELLSCHAFT, as
                                       Administrative Agent and as a Lender

                                       By:
                                          --------------------------------------
                                       Title:

                                       By:
                                          --------------------------------------
                                       Title:

                                       HIBERNIA NATIONAL BANK, as Collateral
                                       and Documentation Agent and as a Lender

                                       By:
                                          --------------------------------------
                                       Title:

                                       LEHMAN COMMERCIAL PAPER INC., as
                                       Syndication Agent and as a Lender

                                       By:
                                          --------------------------------------
                                       Title:

                                       VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST

                                       By:
                                          --------------------------------------
                                       Title:




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                                       MERRILL LYNCH PRIME RATE PORTFOLIO

                                       By:  MERRILL LYNCH ASSET MANAGEMENT,
                                       L.P., as Investment Adviser

                                       By:
                                          --------------------------------------
                                       Title:

                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.

                                       By:
                                          --------------------------------------
                                       Title:

                                       MERRILL LYNCH DEBT STRATEGIES
                                       PORTFOLIO

                                       By:  MERRILL LYNCH ASSET MANAGEMENT,
                                       L.P., as Investment Adviser

                                       By:
                                          --------------------------------------
                                       Title:

                                       ML SENIOR HIGH INCOME PORTFOLIO, INC.

                                       By:
                                          --------------------------------------
                                       Title:

                                       ML CBO IV (CAYMAN) LTD.

                                       By:  PROTECTIVE ASSET MANAGEMENT, L.L.C.,
                                       as Collateral Manager

                                       By:
                                          --------------------------------------
                                       Title:

                                       PAMCO CAYMAN LTD.

                                       By:
                                          --------------------------------------
                                       Title:

                                       THE TORONTO-DOMINION BANK

                                       By:
                                          --------------------------------------
                                       Title: